Events after the reporting period	12 Months Ended
Dec. 31, 2022
Events after the reporting period [Abstract]
Events after the reporting period
8.	Events after the reporting period

On January 19, 2023, ADSE GM completed the foundation of ads-tec Energy Services GmbH, Nürtingen, Germany. ads-tec Energy Services GmbH is completely owned by ADSE GM and is focusing on the global service in connection with products and services in the fields of energy management, energy storage, e-mobility and renewable energies.

In addition, ADSE GM completed the foundation of ads-tec Energy Schweiz GmbH, Zurich, Switzerland on April 25, 2023. The purpose of ads-tec Energy Schweiz GmbH is to provide consulting and other services to ADSE group entities.

In March 2023, a restructuring plan related to ADSE US was executed to support future growth plans as the segment North America did not develop as expected by management.

On May 05, 2023, ADSE entered into unsecured shareholder loans with multiple shareholders amounting to a total of kUSD 12,875, thereof kUSD 7,100 due on June 30, 2024, and kUSD 5,775 due on December 22, 2023. The shareholder loans can be drawn by ADSE as required. The shareholder loans have an interest rate of 10% per annum on the unpaid and actually drawn principal. In addition, the lenders receive redeemable warrants representing the right to purchase 1,716,667 ordinary shares, par value USD 0.0001 per ordinary share, at an exercise price of USD 3.00 per ordinary share.

On May 05, 2023, the convertible loan granted to a customer by ADSE amounting to kEUR 4,520 was completely paid back to ADSE including the principal portion as well as interest accrued (also see note 4.2.4).

No further events occurred between December 31, 2022, and May 10, 2023, that would require adjustments to the amounts recognized in these consolidated financial statements or would need to be disclosed under this heading.